UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2021

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UPC Broadband Holding B.V. (“UPC Broadband”) and UPC Financing Partnership (“UPC Financing”) entered into the financing described below by way of additional facilities drawn under the credit agreement originally dated January 16, 2004, as amended from time to time (the “Credit Agreement”). UPC Broadband and UPC Financing are direct wholly-owned subsidiaries of UPC Holding B.V. and UPC Holding B.V. is an indirect wholly-owned subsidiary of Liberty Global plc.

On April 12, 2021, UPC Financing and The Bank of Nova Scotia as facility agent, among others, entered into a $1,300.0 million additional facility accession agreement (the “Additional Facility AV2 Accession Agreement”) pursuant to the Credit Agreement. Under the terms of the Additional Facility AV2 Accession Agreement, certain lenders have agreed to provide a $1,300.0 million term loan facility (“Facility AV2”) to UPC Financing, which amount is to be issued at par.

The final maturity date for Facility AV2 will be January 31, 2029. Facility AV2 will bear interest at a rate of LIBOR plus 3.50% per annum subject to a LIBOR floor of 0.0%. Facility AV2 can be utilized by UPC Financing for its general corporate purposes and/or working capital purposes, including without limitation, the redemption, refinancing, repayment or prepayment of any existing indebtedness of the Borrower Group (as defined in the Credit Agreement) and/or the payment of any fees and expenses in connection with Facility AV2 and the other transactions related thereto and/or the repayment or prepayment of facilities pursuant to a facilities agreement dated November 9, 2020 and entered into between, among others, NewCo I B.V. and The Bank of Nova Scotia as facility agent and security agent.

On April 12, 2021, UPC Broadband and The Bank of Nova Scotia as facility agent, among others, entered into a €400.0 million ($476.4 million at the April 12, 2021 exchange rate) additional facility accession agreement (the “Additional Facility AW2 Accession Agreement”) pursuant to the Credit Agreement. Under the terms of the Additional Facility AW2 Accession Agreement, certain lenders have agreed to provide a €400.0 million term loan facility (“Facility AW2”) to UPC Broadband, which amount is to be issued at par.

The final maturity date for Facility AW2 will be January 31, 2029. Facility AW2 will bear interest at a rate of EURIBOR plus 3.50% per annum subject to a EURIBOR floor of 0.0%. Facility AW2 can be utilized by UPC Broadband for its general corporate purposes and/or working capital purposes, including without limitation, the redemption, refinancing, repayment or prepayment of any existing indebtedness of the Borrower Group (as defined in the Credit Agreement) and/or the payment of any fees and expenses in connection with Facility AW2 and the other transactions related thereto and/or the repayment or prepayment of facilities pursuant to a facilities agreement dated November 9, 2020 and entered into between, among others, NewCo I B.V. and The Bank of Nova Scotia as facility agent and security agent.

The Additional Facility AV2 Accession Agreement and the Additional Facility AW2 Accession Agreement provide that the lenders under Facility AV2 and Facility AW2 (as applicable) consent to the amendments to the covenants and other provisions of the Credit Agreement and the Finance Documents (as defined in the Credit Agreement) outlined in the Additional Facility AV2 Accession Agreement and the Additional Facility AW2 Accession Agreement (as applicable) (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the Credit Agreement, such amendments may be implemented at the election of UPC Broadband.

On April 12, 2021, UPC Broadband, The Bank of Nova Scotia as facility agent and security agent and the financial institutions named therein as Upsizing Revolving Facility Lenders entered into an amendment and restatement agreement to amend and restate the Credit Agreement (the “Amended Credit Agreement”) to increase the revolving facility commitments of the Upsizing Revolving Facility Lenders and with Total Revolving Facility Commitments (as named therein) of €736.4 million ($877.1 million at the April 12, 2021 exchange rate) as of April 12, 2021.

The foregoing descriptions of Facility AV2, Facility AW2 and the Amended Credit Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Additional Facility AV2 Accession Agreement, a copy of which is attached hereto as Exhibit 4.1, the Additional Facility AW2 Accession Agreement, a copy of which is attached hereto as Exhibit 4.2 and the Amended Credit Agreement, a copy of which is attached hereto as Exhibit 4.3.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

4.1	Additional Facility AV2 Accession Agreement dated April 12, 2021 and entered into between, among others, UPC Financing Partnership as the Borrower and The Bank of Nova Scotia as the Facility Agent.

4.2	Additional Facility AW2 Accession Agreement dated April 12, 2021 and entered into between, among others, UPC Broadband Holding B.V. as the Borrower and The Bank of Nova Scotia as the Facility Agent.

4.3
Amended Credit Agreement dated April 12, 2021 and entered into between, amongst others, UPC Broadband as the Upsizing Revolving Facility Lenders (named therein) and The Bank of Nova Scotia as the Facility Agent and Security Agent.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: April 16, 2021